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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 20, 2004
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                               GFSB Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-25854                  04-2095007
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(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                       Number)              Identification No.)


221 West Aztec Avenue, Gallup, New Mexico                       87301
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (505) 726-6500
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                               GFSB BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 2.02.  Results of Operations and Financial Condition
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         On September 20, 2004, the Registrant  issued a press release to report earnings for the quarter and fiscal year ended June 30, 2004. A copy of the press release is furnished with this report as exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits
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         (c) Exhibits:

                  99.1     Press Release, dated September 20, 2004


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GFSB Bancorp, Inc.


Date: September 20, 2004                   By:  /s/Jerry R. Spurlin
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                                                Jerry R. Spurlin
                                                Chief Financial Officer
                                                (Duly Authorized Representative)